UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2013

UNITED CONTINENTAL HOLDINGS, INC.

UNITED AIRLINES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

233 S. Wacker Drive, Chicago, IL 60606
233 S. Wacker Drive, Chicago, IL 60606
(Address of Principal Executive Offices) (Zip Code)

(312) 997-8000
(312) 997-8000
(Registrant’s telephone number, including area code)

N/A

Continental Airlines, Inc. (n/k/a United Airlines, Inc.)
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

On April 25, 2013, United Continental Holdings, Inc. (“UAL”) and United Airlines, Inc. (f/k/a Continental Airlines, Inc.) (“Survivor”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to retrospectively adjust certain financial and other information of UAL and the Survivor to reflect the combined historical results of United Air Lines, Inc. (“United”) and Continental Airlines, Inc. (“Continental”) following the merger of United with and into Continental to form one legal entity and Continental’s name change to United Airlines, Inc. This Amendment No. 1 to the Current Report on Form 8-K is being filed solely for the purpose of amending Item 9.01(d) of the Original Form 8-K to include Exhibit 23.2, Consent of Independent Registered Public Accounting Firm, with respect to the consolidated financial statements and schedule of UAL included in the Original Form 8-K. Except as described above, all other information in, and the exhibits to, the Original Form 8-K remain unchanged.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

23.1*	Consent of Independent Registered Public Accounting Firm (United Airlines, Inc.).

23.2	Consent of Independent Registered Public Accounting Firm (United Continental Holdings, Inc.).

99.1*	Selected Financial Data.

99.2*	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Quantitative and Qualitative Disclosures about Market Risk.

99.3*	Consolidated Financial Statements of United Continental Holdings, Inc. and United Airlines, Inc. and Combined Notes to Consolidated Financial Statements.

99.4*	Controls and Procedures.

99.5*	Schedule II—Valuation and Qualifying Accounts for the years ended December 31, 2012, 2011 and 2010.

101*	The following materials for each of United Continental Holdings, Inc. and United Airlines, Inc. included in this report, formatted in XBRL (Extensible Business Reporting Language): (i) the Statements of Consolidated Operations, (ii) the Statements of Consolidated Comprehensive Income (Loss), (iii) the Consolidated Balance Sheets, (iv) the Statements of Consolidated Cash Flows, (v) the Statements of Consolidated Stockholders’ Equity (Deficit) and (vi) the Combined Notes to Consolidated Financial Statements.

*	Previously filed with the Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CONTINENTAL HOLDINGS, INC.
UNITED AIRLINES, INC.

	By:	/s/ John D. Rainey
Date: May 1, 2013		John D. Rainey
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

23.1*	Consent of Independent Registered Public Accounting Firm (United Airlines, Inc.).

23.2	Consent of Independent Registered Public Accounting Firm (United Continental Holdings, Inc.).

99.1*	Selected Financial Data.

99.2*	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Quantitative and Qualitative Disclosures about Market Risk.

99.3*	Consolidated Financial Statements of United Continental Holdings, Inc. and United Airlines, Inc. and Combined Notes to Consolidated Financial Statements.

99.4*	Controls and Procedures.

99.5*	Schedule II—Valuation and Qualifying Accounts for the years ended December 31, 2012, 2011 and 2010.

101*	The following materials for each of United Continental Holdings, Inc. and United Airlines, Inc. included in this report, formatted in XBRL (Extensible Business Reporting Language): (i) the Statements of Consolidated Operations, (ii) the Statements of Consolidated Comprehensive Income (Loss), (iii) the Consolidated Balance Sheets, (iv) the Statements of Consolidated Cash Flows, (v) the Statements of Consolidated Stockholders’ Equity (Deficit) and (vi) the Combined Notes to Consolidated Financial Statements.

*	Previously filed with the Original Form 8-K.